John Hancock Financial Industries Fund

                Supplement to the Prospectus dated March 1, 1997


Effective November 1, 1997, the Adviser has removed the voluntary fee limitation on the John Hancock Financial Industries Fund (the "Fund"). The management fee for both Class A and Class B shares is 0.80% of the Fund's average daily net asset value up to $500,000,000 and 0.75% of the Fund's average daily net asset value in excess of $500,000,000. The Fund also pays a 12b-1 fee as well as other expenses. Without the fee limitation, the Fund's annual operating expenses as a percentage of average net assets for the fiscal year ended October 31, 1997 are estimated to have been 1.50% for Class A shares and 2.20% for Class B shares.


November 1, 1997

700PS 11/97